Exhibit 99.1

AMTECH SYSTEMS COMPLETES ACQUISITION OF BTU INTERNATIONAL

Combination reinforces Amtech’s Solar Growth Opportunity

Brings Together Two Industry Leaders with Greater Scale, Operating Efficiencies and

End Market Diversification

TEMPE, Ariz., January 30, 2015 /PRNewswire/ — Amtech Systems, Inc. (NASDAQ: ASYS), a global supplier of production and automation systems and related supplies for the manufacture of solar cells, semiconductors, and sapphire and silicon wafers, today announced that it has completed its acquisition of BTU International (BTU).

J.S. Whang, Executive Chairman of Amtech, said, “The addition of BTU supports our business model of growth through strategic acquisition and continuous innovation. This acquisition further advances our strategy to expand our technology portfolio in adjacent markets and creates an even stronger platform to drive the growth of our solar business.”

Fokko Pentinga, President and Chief Executive Officer of Amtech commented, “The combination with BTU further enhances our position as a leading, global supplier of solar and semiconductor production and automation systems. BTU provides Amtech with complementary thermal processing technologies in the semiconductor, electronics and solar sectors, and strengthens our footprint in China and other key geographic markets with attractive growth trends. Our shared focus on service, innovation and quality will further strengthen our highly respected brands and enhance our ability to best serve our customers.”

Transaction Information

As previously announced on October 22, 2014, under terms of the merger agreement, BTU shareholders are entitled to receive 0.3291 of newly registered shares of Amtech common stock for each share of BTU stock they held at the time of closing.

The combined company is expected to generate $4 – 5 million of annual operating expense savings within 12 months post-closing. Amtech expects the transaction to be accretive to fiscal 2015 non-GAAP earnings per share.

In connection with the completion of the transaction, BTU ceased trading on the NASDAQ stock exchange.

About Amtech Systems, Inc.

Amtech Systems, Inc. manufactures capital equipment, including silicon wafer handling automation, thermal processing and ion implant equipment and related consumables used in fabricating solar cells, LED and semiconductor devices. Semiconductors, or semiconductor chips, are fabricated on silicon wafer substrates, sliced from ingots, and are part of the circuitry, or electronic components, of many products including solar cells, computers, telecommunications devices, automotive products, consumer goods, and industrial automation and control systems. The Company’s wafer handling, thermal processing and consumable products currently address the diffusion, oxidation, and deposition steps used in the fabrication of solar cells, LEDs, semiconductors, MEMS and the polishing of newly sliced silicon wafers.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in this press release is forward-looking in nature. All statements in this press release, or made by management of Amtech Systems, Inc. and its subsidiaries (“Amtech”), other than statements of historical fact, are hereby identified as “forward-looking statements” (as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “should,” “would,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology or our management are intended to identify such forward-looking statements. Examples of forward-looking statements include statements regarding Amtech’s future financial results, operating results, business strategies, projected costs, products under development, competitive positions, and plans and objectives of Amtech and its management for future operations. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. The Form 10-K that Amtech filed with the Securities and Exchange Commission (the “SEC”) for the year-ended September 30, 2014, and the Form 10-K that BTU filed with the SEC for the year-ended December 31, 2014, listed various important factors that could affect the companies’ respective future operating results and financial condition and could cause actual results to differ materially from historical results and expectations based on forward-looking statements made in this document or elsewhere by the respective companies or on their behalf. These factors can be found under the heading “Risk Factors” in the Form 10-Ks and investors should refer to them. Because it is not possible to predict or identify all such factors, any such list cannot be considered a complete set of all potential risks or uncertainties. Except as required by law, we undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:
Amtech Systems, Inc.
Bradley C. Anderson

Chief Financial Officer
(480) 967-5146 irelations@Amtechsystems.com

Or

Christensen
Investor Relations
Patty Bruner
(480) 201-6075
Pbruner@christensenir.com